Exhibit 10.1
Execution Version

FIRST AMENDMENT TO
LOAN AND SECURITY AGREEMENT

This FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of December 30, 2020, is by and among CALIX, INC., a Delaware corporation (the “Borrower”), each of the lenders signatory hereto (the “Lenders”), and BANK OF AMERICA, N.A., as agent for the Lenders (in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in the Loan Agreement (as defined below).
RECITALS:

A.    The Borrower, the Lenders and the Agent are parties to that certain Loan and Security Agreement, dated as of January 27, 2020 (as amended to but excluding the date hereof, the “Loan Agreement”).
B.    The Borrower has requested that the Agent and the Lenders amend the Loan Agreement as set forth herein.
C.    The parties hereto have agreed to amend the Loan Agreement as set forth below.
NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:
SECTION 1.01Amendments to Loan and Security Agreement.

(a)The definition of “Unused Line Fee Rate” as set forth in Section 1.1 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in replacement thereof:
Unused Line Fee Rate: a per annum rate equal 0.25%.
(b)Section 8.1 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in replacement thereof:
Borrowing Base Reports. By the 28th day of each fiscal quarter of the Borrowers, Borrowers shall deliver to Agent (and Agent shall promptly deliver same to Lenders) a Borrowing Base Report as of the close of business of the previous fiscal quarter of the Borrowers so long as Revolver Usage is $0, provided, that, if at any time during any month Revolver Usage is greater than $0, by the 15th day of the following month, Borrowers shall deliver to Agent (and Agent shall promptly deliver same to Lenders) a Borrowing Base Report as of the close of business of such previous month, provided further, that, at any time a Trigger

Period is in effect, Borrowers shall deliver to Agent a Borrowing Base Report as of the third Business Day of each week prepared as of the close of business of the previous week. All information (including calculation of Availability) in a Borrowing Base Report shall be certified by Borrower Agent. Agent may from time to time adjust such report to the extent any information or calculation does not comply with this Agreement. Notwithstanding the above, if during any period in which Borrowers are required to deliver a Borrowing Base Report quarterly as set forth above, Borrowers request a Loan or issuance of a Letter of Credit causing Revolver Usage to exceed the lesser of $5,000,000 or 25% of Availability then in effect, Borrowers shall as a condition to such Loan or issuance of Letter of Credit deliver to Agent a Borrowing Base Report prepared as of a date no earlier than 45 days prior to the date of such Loan or issuance of Letter of Credit and continue to deliver Borrowing Base Reports monthly as set forth above until Revolver Usage has been less than $5,000,000 for 30 consecutive days.
(c)Section 10.1.1(a) of the Loan Agreement is hereby amended by adding the following to the end of such section:
Notwithstanding the above, Agent shall not conduct a field examination or request an appraisal of the Inventory if during the prior 90 day period, (x) Revolver Usage has at all times been less than $5,000,000 and (y) Revolver Usage has been $0 for at least 60 days of such 90 day period; provided, that regardless of the above restriction, Agent shall conduct at least one field exam during each 30 month period commencing with September 2019.
SECTION 1.02Representations and Warranties. The Borrower hereby represents and warrants to each Lender and the Agent, on the First Amendment Effective Date (as hereinafter defined), as follows:
(a)After giving effect to this Amendment, the representations and warranties set forth in Section 9 of the Loan Agreement and in each other Loan Document, are true and correct in all material respects on and as of the date hereof and on and as of the First Amendment Effective Date with the same effect as if made on and as of the date hereof or the First Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an earlier date (in which event such representations or warranties were true and correct in all material respects as of such earlier date).
(b)No Default or Event of Default (except as set forth herein) has occurred and is continuing, or would result from the execution, delivery or performance by the Borrower of this Amendment.

(c)The Borrower is duly authorized to execute, deliver and perform this Amendment.
(d)This Amendment is a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors’ rights generally and the availability of equitable remedies.
(e)The execution, delivery and performance of this Amendment have been duly authorized by all necessary action, and do not (a) require any consent or approval of any holders of Equity Interests of the Borrower, except those already obtained; (b) contravene the Organic Documents of the Borrower; (c) violate or cause a default under any Applicable Law or Material Contract except as could not reasonably be expected to result in a Material Adverse Effect; or (d) result in or require imposition of a Lien (other than a Permitted Lien) on the Borrower’s Property.
SECTION 1.03Effectiveness. This Amendment shall become effective only upon satisfaction of the following condition precedent (the date upon which such condition has been satisfied being herein called the “First Amendment Effective Date”): the Agent shall have received duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of the Borrower, the Agent and the Lenders.
SECTION 1.04Expenses. The Borrower shall pay all reasonable and documented out-of-pocket expenses incurred by Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including, but not limited to, the reasonable and documented fees and disbursements of counsel to the Agent.
SECTION 1.05Reserved.
SECTION 1.06Cross-References. References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.
SECTION 1.07Instrument Pursuant to Loan Agreement. This Amendment is a Loan Document executed pursuant to the Loan Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Loan Agreement.
SECTION 1.08Further Acts. Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment.
SECTION 1.09Governing Law; Submission to Jurisdiction; Waiver of Jury Trial.
(a)THIS AMENDMENT, THE OTHER LOAN DOCUMENTS (EXCEPT AS OTHERWISE EXPRESSLY PROVIDED THEREIN) AND ALL CLAIMS SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT GIVING

EFFECT TO ANY CONFLICT OF LAW PRINCIPLES EXCEPT FEDERAL LAWS RELATING TO NATIONAL BANKS.
(b)EACH PARTY HERETO HEREBY CONSENTS TO THE EXCLUSIVE JURISDICTION OF ANY STATE COURT SITTING IN NEW YORK COUNTY, NEW YORK, OR THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, IN ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING RELATING IN ANY WAY TO THIS AMENDMENT, AND AGREES THAT ANY DISPUTE, ACTION, LITIGATION OR OTHER PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING ANY SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.3.1 OF THE LOAN AGREEMENT. A final judgment in any proceeding of any such court shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or any other manner provided by Applicable Law.
(c)To the fullest extent permitted by Applicable Law, (a) each party hereto waives the right to trial by jury (which each Secured Party hereby also waives) in any proceeding or dispute of any kind relating in any way to this Amendment, Obligations or Collateral; (b) the Borrower waives presentment, demand, protest and notice of presentment; (c) the Borrower waives notice prior to taking possession or control of any Collateral except as required by the Loan Documents; (d) the Borrower waives any bond or security that might be required by a court prior to allowing Agent to exercise any rights or remedies; (e) to the extent permitted by law, the Borrower waives the benefit of all valuation, appraisement and exemption laws; (f) each party hereto waives any claim against an Indemnitee, on any theory of liability, for special, indirect, consequential, exemplary or punitive damages (as opposed to direct or actual damages) in any way relating to any Enforcement Action, Obligations, Loan Documents or transactions relating thereto; and (g) the Borrower waives notice of acceptance hereof. The Borrower acknowledges that the foregoing waivers are a material inducement to Agent, Issuing Bank and Lenders entering into this Amendment and that they are relying upon the foregoing in their dealings with the Borrower The Borrower has reviewed the foregoing waivers with its legal counsel and has knowingly and voluntarily waived its jury trial and other rights following consultation with legal counsel. In the event of litigation, this Amendment may be filed as a written consent to a trial by the court.
SECTION 1.10Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. Delivery of an executed counterpart of a signature page of this

Amendment by telecopy or other electronic imaging means shall be as effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “execute,” “signature” and words of like import in this Amendment shall be deemed to include electronic signatures, which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act or any other similar state laws based on the Uniform Electronic Transactions Act.
SECTION 1.11Severability. In case any provision in or obligation under this Amendment, the Loan Agreement or the other Loan Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
SECTION 1.12Benefit of Agreement This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that the Borrower may not assign or transfer any of its interest hereunder without the prior written consent of the Lenders.
SECTION 1.13Integration. This Amendment represents the agreement of the Borrower, the Agent and each of the Lenders signatory hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.
SECTION 1.14Limited Effect. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agent under the Loan Agreement or any other Loan Document, nor shall they constitute a waiver of any Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Loan Agreement specifically referred to by such amendments. Except as expressly amended herein, the Loan Agreement and the other Loan Documents shall continue in full force and effect in accordance with the provisions thereof. As used in the Loan Agreement, the terms “Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean, from and after the date hereof, the Loan Agreement as amended hereby.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.
BORROWER:
CALIX, INC., a Delaware corporation
By: /s/ Cory Sindelar
Name: Cory Sindelar
Title: CFO

Signature Page
First Amendment to Loan and Security Agreement

AGENT:
BANK OF AMERICA, N.A., as the Agent
By: /s/ Brett German
Name: Brett German
Title: Senior Vice President

Signature Page
First Amendment to Loan and Security Agreement

LENDERS:
BANK OF AMERICA, N.A., as a Lender
By: /s/ Brett German
Name: Brett German
Title: Senior Vice President

Signature Page
First Amendment to Loan and Security Agreement